SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 8, 2005

                         NMS Communications Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                    (State of Incorporation or Organization)

             0-23282                               04-2814586
     (Commission File Number)             (I.R.S. Employer Identification No.)

             100 Crossing Boulevard, Framingham, Massachusetts       01702
               (Address of Principal Executive Offices)            (Zip Code)


                                 (508) 271-1000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 8.01

Today NMS Communications Corporation (the "Company") issued a press release announcing the completion of an independent investigation into an accounting error in the financial statements for the quarter ended June 30, 2005 and certain remediation efforts undertaken by the Company to address the material weakness related to such accounting error. A copy of said press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference to its entirety.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) EXHIBITS.

Exhibit
Number       Title
------       -----

99.1         Press release issued by NMS Communications Corporation on
             November 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                       NMS COMMUNICATIONS CORPORATION
November 8, 2005          By:    /s/ ROBERT P. SCHECHTER
                              ==================================================
                              Name: Robert P. Schechter
                              Title: President, Chief Executive
                              Officer and Chairman of the Board of Directors

November 8, 2005          By:    /s/ HERB SHUMWAY
                              ==================================================
                              Name: Herb Shumway
                              Title: Senior Vice President of Finance,
                              Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit
Number       Description                                Sequential Page Number
-------      -----------                                ----------------------

99.1       The Registrant's Press Release                      4
           dated November 8, 2005.





                                                        Exhibit 99.1

 CONTACT: NMS Communications
             For media and industry analysts:
             Pam Kukla, 508/271-1611
             pam.kukla@nmss.com
             or
             NMS Communications
             For financial analysts:
             Herb Shumway, 508/271-1481
             Herb_Shumway@nmss.com